                                                                   EXHIBIT 10.27



                              ASSUMPTION AGREEMENT

        THIS ASSUMPTION AGREEMENT is executed and delivered pursuant to that certain Agreement and Plan of Merger, dated as of January 28, 2001 (the "Merger Agreement"), by and among Maxim Integrated Products, Inc., a Delaware corporation (the "Company"), MI Acquisition Sub, Inc., a Delaware corporation, and Dallas Semiconductor Corporation, a Delaware corporation ("Dallas Semiconductor"), pursuant to which Dallas Semiconductor will become a wholly owned subsidiary of the Company. Pursuant to Sections 1.8(a) and 5.5(a) of the Merger Agreement, the Company is required at the Effective Time to expressly assume all options to purchase the common stock, par value $.02 per share (the "Common Stock"), of Dallas Semiconductor then outstanding, whether vested or unvested, under Dallas Semiconductor's (i) 1984 Stock Option Plan, (ii) Amended 1987 Stock Option Plan and (iii) 1993 Officer and Director Stock Option Plan (each as amended, collectively, the "Option Plans"), and the various option agreements (the "Option Agreements"), including notice of grants thereto (each a "Notice"), issued under such Option Plans. By way of example, and not by way of limitation, a copy of the form of Notice and forms of Option Agreements are attached hereto as Exhibit A. The failure to attach to this Assumption Agreement all forms of Notice and all forms of Option Agreements that may be outstanding shall in no way limit the Company's obligations under Sections 1.8(a) and 5.5(a) of the Merger Agreement with respect to the assumptions addressed herein. All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement.

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the Company hereby assumes and agrees to pay, perform, and discharge in accordance with the terms thereof, all of the duties, liabilities and obligations of Dallas Semiconductor under the Option Plans, the Option Agreements and the Notice.

        This Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, each party hereto has caused this instrument to be executed by its duly authorized officer this the 11th day of April, 2001.



                                        MAXIM INTEGRATED PRODUCTS, INC.

                                        By:     /s/ Carl W. Jasper
                                           -------------------------------------

                                        Name:  Carl W. Jasper
                                        Title: Chief Financial Officer

                                        DALLAS SEMICONDUCTOR CORPORATION

                                        By:     /s/ Alan P. Hale
                                           -------------------------------------

                                        Name:  Alan P. Hale
                                        Title: Chief Financial Officer

                                    Exhibit A

                      NON-QUALIFIED STOCK OPTION AGREEMENT



        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this ____ day of _____________, 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ________________________, an employee of the Company ("Optionee").

        WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of ___________ shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $_____ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. Exercise of the Option This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof, at any time after the Date of Grant. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        7. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        8. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        9. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

        10. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        11. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

        12. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        13. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

        14. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

        15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION


4350 Beltwood Parkway South
Dallas, Texas 75244
                                        By:
                                              ----------------------------------

                                        Title:
                                              ----------------------------------



------------------------------          ----------------------------------------
                                        Optionee


------------------------------

                      NON-QUALIFIED STOCK OPTION AGREEMENT


        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this ____ day of _______________, 19__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ___________________, an employee of the Company ("Optionee").

        WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, an option (the "Option") to purchase all or any part of ______ shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $_____ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. Exercise of the Option. This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof, at any time commencing on the last day of the first completed calendar quarter following the Date of Grant. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee in its sole discretion.

        7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Committee shall have thereafter cancelled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by the laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company or its subsidiaries for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company or its subsidiary shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

        12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a shareholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option does not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

        14. Incentive Stock Option. This option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        15. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

        16. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement, as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued pursuant to a "fully vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

        17. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                         DALLAS SEMICONDUCTOR CORPORATION



4350 Beltwood Parkway South
Dallas, Texas 75244
                                             By:
                                                   -----------------------------

                                             Title:
                                                   -----------------------------


-----------------------------------          -----------------------------------
                                             Optionee


-----------------------------------

Form of Stock Option Agreement under the 1993 Officer and Director Stock Option Plan for grants on July 9, 1993, and October 3, 1996, to executive officers and certain key employees

                             STOCK OPTION AGREEMENT



        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this ____ day of ____________,199__ (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and __________________, [an employee of the Company who has been determined by the Compensation Committee of the Board of Directors of the Company to hold a position functionally equivalent to a vice president of the Company (exclusive of policy-making functions](1) ("Optionee").

        WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides that certain officers of the Company may from time to time be granted an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), as therein provided, in furtherance of the purposes of the Plan.

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby grants to Optionee, pursuant to
Section 7(a) of the Plan, the terms and provisions of which Plan are incorporated herein by reference, an option (the "Option") to purchase all or any part of _______ shares of the Common Stock of the Company on the terms and conditions herein set forth.


----------

(1) Provision used in key employee options granted in 1996

        2. PURCHASE PRICE. The purchase price of each share of Common Stock subject to this Option shall be $_______ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. EXERCISE OF THE OPTION. Subject to the provisions of Paragraph 14 hereof, this Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph 1 hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. NOTICE OF ELECTION. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. TAX BENEFIT RIGHT. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion.

        7. COMPANY LOAN. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. NON-TRANSFERABILITY. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. TERMINATION OF EMPLOYMENT. In the event that Optionee shall at any time hereafter cease to be an employee of the Company for any reason other than his death or retirement, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment by the Company shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        10. DEATH OF OPTIONEE. If the Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        11. ADJUSTMENTS. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        12. NO OTHER RIGHTS OR OBLIGATIONS. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered thereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right to employment or tenure as an officer of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        13. SUBJECT TO PLAN. This Option is subject to all of the terms and conditions of the Company's 1993 Officer & Director Stock Option Plan (and as amended if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

        14. STOCKHOLDER APPROVAL. This Option has been granted subject to the approval of the Plan by stockholders of the Company. Notwithstanding the provisions of Paragraph 4 hereof, this Option may not be exercised unless and until the Plan has been duly approved by the stockholders of the Company.(2)

        15. SHAREHOLDERS AGREEMENT. The shares of Common Stock issued to Optionee upon the exercise of this Option shall be deemed to be issued pursuant to a "fully vested stock option" under the terms of any Shareholder's Agreement previously entered into between the Company and Optionee.

        16. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.



Address for Notices:                         DALLAS SEMICONDUCTOR CORPORATION



4401 South Beltwood Parkway
Dallas, Texas 75244                          By:
                                                   -----------------------------
                                                      C. V. Prothro

                                             Title:
                                                   -----------------------------
                                                      Chairman of the Board and
                                                      President


-----------------------------------          -----------------------------------
                                             Optionee



----------

(2) Stockholder approval of the 1993 Officer and Director Stock Option Plan was obtained on April 26, 1994.

-----------------------------------

Form of Stock Option Agreement used for grants under the 1993 Officer and Director Stock Option Plan on October 5, 1998 to employees who were both officers and directors

                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 5th day of October, 1998 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and C. V. Prothro, an officer and director of the Company ("Optionee").

        WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides that certain officers of the Company may from time to time be granted an option to purchase shares of the Company's Common Stock, par value
S.02 per share (the "Common Stock"), as therein provided, in furtherance of the purposes of the Plan.

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby grants to Optionee, pursuant to
Section 7(a) of the Plan, an option (the "Option") to purchase all or any part of 270,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. PURCHASE PRICE. The purchase price of each share of Common Stock subject to this Option shall be $23.75 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such c heck and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. EXERCISE OF THE OPTION. This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph 1 hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. NOTICE OF ELECTION. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 9 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. TAX BENEFIT RIGHT. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion.

        7. COMPANY LOAN. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. TRANSFERABILITY. Other than by will or by laws of descent and distribution, this Option shall be assignable or transferable by Optionee, only if and under terms and conditions approved by the Board in its sole discretion. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

        (a) In the event that Optionee shall at any time hereafter cease to be an employee of the Company for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment by the Company shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination, prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first. If the Optionee ceases to be an employee of the Company by reason of his death prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        (b) Notwithstanding the provisions of Paragraph 9(a) above, in the event that Optionee shall at any time hereafter cease to be a director of the Company (whether or not remaining an employee of the Company) for any reason, including, but not limited to, his retirement, permanent disability or death, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall, on the date of such cessation, become immediately exercisable and may be exercised by Optionee, or by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration.

        10. ADJUSTMENTS. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        11. NO OTHER RIGHTS OR OBLIGATIONS. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered thereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right to employment or tenure as an officer of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        12. SUBJECT TO PLAN. In the event of any conflict between the terms and conditions of the Plan and those set forth herein, the terms of this Option shall govern and be determinative.

        13. SHAREHOLDERS AGREEMENT. The shares of Common Stock issued to Optionee upon the exercise of this Option shall be deemed to be issued pursuant to a "fully vested stock option" under the terms of any Shareholder's Agreement previously entered into between the Company and Optionee.

        14. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.


        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.



Address for Notices:                         DALLAS SEMICONDUCTOR CORPORATION


4401 South Beltwood Parkway
Dallas, Texas 75244                          By:
                                                   -----------------------------
                                                     Alan P. Hale

                                             Title:
                                                   -----------------------------
                                                     Vice President -- Finance



-----------------------------------          -----------------------------------
                                                     C. V. Prothro, Optionee


-----------------------------------

Form of Stock Option Agreement used in 1998 and in 1999 (except as to exercise price) for grants under the 1993 Stock Officer and Director Stock Option Plan to non-director officers and employees

                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 5th day of October, 1998 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and Michael
D. Smith ("Optionee").

        WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides that certain officers of the Company may from time to time be granted an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), as therein provided, in furtherance of the purposes of the Plan.

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby grants to Optionee, pursuant to
Section 7(a) of the Plan, the terms and provisions of which Plan are incorporated herein by reference, an option (the "Option") to purchase all or any part of 36,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. PURCHASE PRICE. The purchase price of each share of Common Stock subject to this Option shall be $23.75 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. EXERCISE OF THE OPTION. This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph 1 hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. NOTICE OF ELECTION. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. TAX BENEFIT RIGHT. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion.

        7. COMPANY LOAN. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. NON-TRANSFERABILILTY. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. TERMINATION OF EMPLOYMENT. In the event that Optionee shall at any time hereafter cease to be an employee of the Company for any reason other than his death or retirement, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment by the Company shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        10. DEATH OF OPTIONEE. If the Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        11. ADJUSTMENTS. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        12. NO OTHER RIGHTS OR OBLIGATIONS. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered thereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer oil Optionee any continued right to employment or tenure as an officer of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        13. SUBJECT TO PLAN. This Option is subject to all of the terms and conditions of the Company's 1993 Officer & Director Stock Option Plan (and as amended if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

        14. SHAREHOLDERS AGREEMENT. The shares of Common Stock issued to Optionee upon the exercise of this Option shall be deemed to be issued pursuant to a "fully vested stock option" under the terms of any Shareholder's Agreement previously entered into between the Company and Optionee.

        15. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.



Address for Notices:                         DALLAS SEMICONDUCTOR CORPORATION



4401 South Beltwood Parkway
Dallas, Texas 75244                          By:
                                                   -----------------------------
                                                     C. V. Prothro

                                             Title:
                                                   -----------------------------
                                                     Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer



-----------------------------------          -----------------------------------
                                             Michael D. Smith, Optionee


-----------------------------------

Form of Stock Option Agreement used in 1998 in connection with "repricing" of options under the 1987 Stock Option Plan to non-director employees

                      NON-QUALIFIED STOCK OPTION AGREEMENT



        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 5th day of October, 1998 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ____________________________, an employee of the Company ("Optionee").

        WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan (the "Plan");

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. The Company hereby grants to Optionee, pursuant to the Plan, the terms and provisions of which are incorporated herein by reference, of an option (the "Option") to purchase all or any part of _______ shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $23.75 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall not be less than 100% of the fair market value of such shares as determined by the Board of Directors of the Company (the

"Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period equal to the unexpired term of the Prior Option (as defined in Paragraph 15 hereof) but in no event greater than ten (10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. Exercise of the Option. Subject to the provisions of Paragraph 14 of this Agreement and the Shareholder's Agreement referenced therein, this Option shall be exercisable, after the expiration of one (1) year from the Date of Grant, in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 5.0% of the aggregate number of shares provided in Paragraph I hereof during each calendar quarter during the term hereof commencing on the last day of the first completed calendar quarter following the Date of Grant until the end of twenty (20) calendar quarters. [NOTE: CHANGE TO 6.25% AND 16 CALENDAR QUARTERS FOR GRANTS THAT VEST IN FOUR YEARS.] To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company, in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

        7. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with the Company shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        8. Death of Optionee. If Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        19. Adjustment. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        10. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of employment with or service to the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        11. Subject to Plan. This Option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan, as amended (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative. Unless otherwise defined herein, each capitalized term used herein shall have the same meaning given such term in the Plan.

        12. Incentive Stock Option. This Option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        13. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee. Neither this Option nor any term or provision hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by a duly authorized officer of the Company.

        14. Shareholder's Agreement. The exercise of this Option is expressly conditioned upon the prior or contemporaneous execution by the Optionee and the Company of a Shareholder's Agreement as provided in the Plan. All rights of the Optionee and his heirs, successors and assigns, shall be determined by such agreement and the Optionee and his heirs, successors and assigns shall be bound thereby. The shares of Common Stock issued pursuant to the exercise hereof shall not be deemed to be issued pursuant to a "fully vested stock option" and shall be subject to the repurchase rights as provided in such agreement.

        15. Cancellation of Prior Option. The grant of this Option is expressly conditioned upon, and Optionee by his signature hereto, acknowledges, the cancellation of that certain option (the "Prior Option") granted to Optionee on _____________, 199__, covering ________ shares of Common Stock of the Company with an exercise price of $________ per share. Optionee agrees to deliver to the Company the original document evidencing the Prior Option, but the cancellation of the Prior Option shall be effective regardless of whether or not such delivery is made by Optionee.


        IN WITNESS WBEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.



Address for Notices:                         DALLAS SEMICONDUCTOR CORPORATION



4401 South Beltwood Parkway                  By:
Dallas, Texas 75244                                -----------------------------

                                             Title:
                                                   -----------------------------



-----------------------------------          -----------------------------------
                                             Optionee


-----------------------------------

Form of Stock Option Agreement used in 1998 in connection with "repricing" of options under the 1987 Stock Option Plan to non-employee directors

                      NON-QUALIFIED STOCK OPTION AGREEMENT


        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 5th day of October, 1998 (the "Date of Grant") (October 4 being a non-business day), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and Richard L. King, a director of the Company ("Optionee").

        WHEREAS, the Company's 1987 Stock Option Plan, as amended (the "Plan") provides for the automatic annual grant of options to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock") to certain of the Company's non-employee directors, as hereinafter provided, in furtherance of the purposes of the Plan;

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. Subject to the provisions of Paragraph 16 hereof, the Company hereby confirms the automatic grant to Optionee, pursuant to Section 7(b) of the Plan, of an option (the "Option") to purchase all or any part of 10,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $23.75 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period equal to the unexpired term of the Prior Option (as defined in Paragraph 16 hereof but in no event greater than ten (10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein.

        4. Exercise of the Option. This Option shall be exercisable, after the expiration of one (1) year from the Date of Grant, in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 6.25% of the aggregate number of shares provided in Paragraph 1 hereof during each calendar quarter during the term hereof, commencing on the last day of the first completed calendar quarter following the Date of Grant (until it shall become fully vested at the end of sixteen (16) calendar quarters). To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company, in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 9 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may, in its sole discretion, at any time prior to the exercise of this Option, grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee, in its sole discretion.

        7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined, in its sole discretion prior to the exercise date, that such loan should be made, but shall have no such obligation if the Committee shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. Transferability. Other than by will or by laws of descent and distribution, this Option shall be assignable or transferable by Optionee, only if and under terms and conditions approved by the Board in its sole discretion. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

        9. Termination of Directorship. In the event that Optionee shall at any time hereafter cease to be a director of the Company for any reason, including, but not limited to, his retirement, permanent disability or death, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall, on the date of such cessation, become immediately exercisable and may be exercised by Optionee, or by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration.

        10. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        11. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of service or tenure as a director of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        12. Option to Control. In the event of any conflict between the terms and conditions of the Plan and those set forth herein, the terms of this Option shall govern and be determinative.

        13. Incentive Stock Option. This Option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        14. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof Any such action by the Board shall be final and binding on Optionee.

        15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        16. Cancellation of Prior Option. The grant of this Option is expressly conditioned upon, and Optionee by his signature hereto, acknowledges, the cancellation of that certain option (the "Prior Option") granted to Optionee on October 3, 1997, covering 10,000 shares of Common Stock of the Company with an exercise price of $47.625 per share. Optionee agrees to deliver to the Company the original document evidencing the Prior Option, but the cancellation of the Prior Option shall be effective regardless of whether or not such delivery is made by Optionee.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION



4401 South Beltwood Parkway
Dallas, Texas 75244                     By:
                                           -------------------------------------
                                             C. V. Prothro
                                             Chairman of the Board, President
                                             and Chief Executive Officer



809 Jeffrey Court                       ----------------------------------------
P. O. Box 4251                          Richard L. King, Optionee
Incline Village, Nevada  89450

Form of Stock Option Agreement in use prior to 1998 for automatic grants under the 1987 Stock Option Plan to non-employee directors

                      NON-QUALIFIED STOCK OPTION AGREEMENT


        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 4th day of October, 1996 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ________________________ a director of the Company ("Optionee").

        WHEREAS, the Company's 1987 Stock Option Plan, as amended (the "Plan") provides for the automatic annual grant of options to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock") to certain of the Company's non-employee directors, as hereinafter provided, in furtherance of the purposes of the Plan;

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. The Company hereby confirms the automatic grant to Optionee, pursuant to Section 7(b) of the Plan, the terms and provisions of which Plan are incorporated herein by reference, of an option (the "Option") to purchase all or any part of _________ shares of the Common Stock of the company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $_________ per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. the value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the

"Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. Exercise of the Option. This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 6.25% of the aggregate number of shares provided in Paragraph 1 hereof during each calendar quarter during the term hereof, commencing on the last day of the first completed calendar quarter following the Date of Grant (until it shall become fully vested at the end of sixteen (16) calendar quarters). To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company, in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may, in its sole discretion, at any time prior to the exercise of this Option, grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee, in its sole discretion.

        7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined, in its sole discretion prior to the exercise date, that such loan should be made, but shall have no such obligation if the Committee shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

        9. Termination of Directorship. In the event that Optionee shall at any time hereafter cease to be a director of the Company for any reason other than his death or retirement, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's services as a director of the Company shall terminate by reason of his retirement, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued fight of service or tenure as a director of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        13. Subject to Plan. This Option is subject to all of the terms and conditions of the Company's 1987 Stock Option Plan, as amended (and as amended hereafter if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

        14. Incentive Stock Option. This Option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        15. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof Any such action by the Board shall be final and binding on Optionee.

        16. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION


4401 South Beltwood Parkway             By:
Dallas, Texas 75244                        -------------------------------------
                                             C. V. Prothro
                                             Chairman of the Board, President
                                             and Chief Executive Officer


                                        ----------------------------------------
                                        Optionee

Form of Stock Option Agreement used in 1998 for automatic grants under the 1987 Stock Option Plan to non-employee directors

                      NON-QUALIFIED STOCK OPTION AGREEMENT


        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 5th day of October, 1998 (the "Date of Grant") (October 4 being a non-business day), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and ___________, a director of the Company ("Optionee").

        WHEREAS, the Company's 1987 Stock Option Plan, as amended (the "Plan") provides for the automatic annual grant of options to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock") to certain of the Company's non-employee directors, as hereinafter provided, in furtherance of the purposes of the Plan;

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. The Company hereby confirms the automatic grant to Optionee, pursuant to Section 7(b) of the Plan, of an option (the "Option') to purchase all or any part of 10,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein.

        4. Exercise of the Option. This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 6.25% of the aggregate number of shares provided in Paragraph 1 hereof during each calendar quarter during the term hereof, commencing on the last day of the first completed calendar quarter following the Date of Grant (until it shall become fully vested at the end of sixteen (16) calendar quarters). To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company, in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 9 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Tax Benefit Right. The Compensation Committee (the "Committee") of the Board may, in its sole discretion, at any time prior to the exercise of this Option, grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of ordinary income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Committee in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Committee and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Committee, in its sole discretion.

        7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the

Company may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Committee.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Committee shall have determined, in its sole discretion prior to the exercise date, that such loan should be made, but shall have no such obligation if the Committee shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Committee in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Committee and the execution by Optionee of such stock powers or other instruments which the Committee may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. Transferability. Other than by will or by laws of descent and distribution, this Option shall be assignable or transferable by Optionee, only if and under terms and conditions approved by the Board in its sole discretion. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

        9. Termination of Directorship. In the event that Optionee shall at any time hereafter cease to be a director of the Company for any reason, including, but not limited to, his retirement, permanent disability or death, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall, on the date of such cessation, become immediately exercisable and may be exercised by Optionee, or by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration.

        10. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        11. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of service or tenure as a director of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        12. Option to Control. In the event of any conflict between the terms and conditions of the Plan and those set forth herein, the terms of this Option shall govern and be determinative.

        13. Incentive Stock Option. This Option is not intended to qualify as an "incentive stock option" under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        14. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof. Any such action by the Board shall be final and binding on Optionee.

        15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.



Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION


4401 South Beltwood Parkway             By:
Dallas, Texas 75244                        -------------------------------------
                                             C. V. Prothro
                                             Chairman of the Board, President
                                             and Chief Executive Officer



                                        ----------------------------------------
                                        Optionee

Form of Stock Option Agreement under the 1993 Officer and Directors Stock Option Plan used for July 1999 grants to non-employee directors and the Corporate Secretary

                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 21st day of July, 1999 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and M. D. Sampels, a director of the Company ("Optionee").

        WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides that certain officers and directors of the Company may from time to time be granted an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), as therein provided, in furtherance of the purposes of the Plan.

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby grants to Optionee, pursuant to
Section 5 of the Plan, an option (the "Option") to purchase all or any part of 30,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. PURCHASE PRICE. The purchase price of each share of Common Stock subject to this Option shall be $50.5625 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. EXERCISE OF THE OPTION. This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph I hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. NOTICE OF ELECTION. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereto by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the fight of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. TAX BENEFIT RIGHT. Optionee is hereby granted a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Such payment(s) shall be made by the Company on the exercise date(s) in the form of a check payable to the Internal Revenue Service for the account of Optionee.(3)


--------

(3) This provision is not contained in the Corporate Secretary's Option
    Agreement.

        7. COMPANY LOAN.

        (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. NON-TRANSFERABILITY. Other than by will or by laws of descent and distribution, this Option shall be assignable or transferable by Optionee only if and under terms and conditions approved by the Board in its sole discretion. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. TERMINATION OF DIRECTORSHIP. In the event that Optionee shall at any time hereafter cease to be a director of the Company for any reason, including, but not limited to, his retirement, permanent disability or death, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall, on the date of such cessation, become immediately exercisable and may be exercised by Optionee, or by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration.

        10. ADJUSTMENTS. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        11. NO OTHER RIGHTS OR OBLIGATIONS. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered thereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right to tenure as a director of the Company or any additional rights other than as expressly provided for herein.' There is no obligation upon Optionee to exercise this Option or any part thereof

        12. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.

Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION

4401 South Beltwood Parkway
Dallas, Texas 75244   By:               By:
                                              ----------------------------------
                                               C. V. Prothro



                                        Title: /s/ C. V. Prothro
                                              ----------------------------------
                                               Chairman of the Board, President
                                               and Chief Executive Officer


                                               /s/ M. D. Sampels
-----------------------------------           ----------------------------------
                                               M. D. Sampels, Optionee


-----------------------------------

FORM OF STOCK OPTION AGREEMENT PURSUANT TO 1987 STOCK OPTION PLAN
FOR USE WITH 12-15-00 GRANTS


                      NON-QUALIFIED STOCK OPTION AGREEMENT

        THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the -'Agreement") is made and entered into this 15th day of December, 2000 (the "Date of Grant"), by and between DALLAS SEM[ICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and . an employee of the Company ("Optionee").

        WHEREAS, the Company desires, by affording Optionee an opportunity to purchase shares of its Common Stock, par value $.02 per share (the "Common Stock"), as hereinafter provided, to carry out the purposes of the Dallas Semiconductor Corporation 1987 Stock Option Plan, as amended (the "Plan");

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1 . Grant of Option. The Company hereby grants to Optionee option (the "Option") to purchase all or any part of shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $24.6875 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein.

        4. Exercise of the Option. This Option shall be exercisable in full or in part at any time, and from time to time, during the term hereof, in accordance with the vesting schedule contained in the "Notice of Grant of Stock Options and Option Agreement" attached hereto and made a part hereof. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine, in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, the Company's stockholders or any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company, in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 8 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Non-Transferability. Except as may otherwise be approved by the Board, during the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to execution, attachment, or similar process except with the prior written consent of the Board.

        7. Termination of Employment. In the event that Optionee shall at any time hereafter cease to be an employee of the Company for any reason other than his death, retirement or permanent disability, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall immediately terminate on the date of such cessation. In the event that Optionee's employment with of the Company shall terminate by reason of his retirement or permanent disability, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of such termination prior to the date of its expiration or three (3) months after the date of such termination, whichever occurs first.

        8. Death of Optionee. If Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised, to the extent of the shares with respect to which the Option could have been exercised by Optionee on the date of Optionee's death, by the Optionee's estate or by the person who acquires the right to exercise the Option by bequest, inheritance, or by reason of the death of the Optionee, provided the Option is exercised prior to the date of its expiration or one (1) year from the date of the Optionee's death, whichever occurs first.

        9. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        10. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to Optionee for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of employment or directorship with the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        11. Option to Control. In the event of any conflict between the terms and conditions of the Plan (as amended and as further amended if the Plan is amended hereafter) and those set forth herein, the terms of this Agreement shall govern and be determinative, it being distinctly understood and agreed that Optionee has no rights with respect to the Option granted hereby other than as specifically set forth in this Agreement and in the Stockholder's Agreement provided for in Paragraph 14 below.

        12. Incentive Stock Option. This Option is not intended to qualify as an "incentive Stock option7 under the Internal Revenue Code of 1986, as amended, and applicable regulations and rulings promulgated thereunder, and shall not be so construed.

        13. Amendment. The Board shall have the right, without the consent or approval of the Optionee, to amend, modify, limit or terminate this Option or any term or provision hereof Any such action by the Board shall be final and binding on Optionee.

        14. Shareholders Agreement. The grant of this Option is expressly conditioned upon the contemporaneous execution by the Optionee and the Company of a Stockholder Agreement, as provided in the Plan. All rights of Optionee as a stockholder and heirs, successors and assigns shall be determined by such agreement and the Optionee and heirs, successors and assigns shall be bound thereby, including but not limited to the repurchase rights as provided in such agreement.

        15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Non-Qualified Stock Option Agreement as of the date first above written.

        Address for Notices:                DALLAS SEMICONDUCTOR CORPORATION

        4401 South Beltwood Parkway
        Dallas, Texas 75244

          Form of Notice of Grant of Stock Options and Option Agreement

-------------------------------------------------------------------------------


                                        DALLAS SEMICONDUCTOR

NOTICE OF GRANT OF STOCK OPTIONS        ID:  75 19357 15 0

AND OPTION AGREEMENT                    4401 Beltwood Parkway South

                                        Dallas, TX  75244-3292




-------------------------------------------------------------------------------


                                        OPTION NUMBER:

                                        PLAN:

                                        ID:


-------------------------------------------------------------------------------


Effective           , you have been granted a(n) Non-Qualified Stock Option to
buy           shares of Dallas Semiconductor (the Company) stock at $       per
share.

The total option price of the shares granted is $

Shares in each period will become fully vested on the date shown.

         Shares             Vest Type        Full Vest         Expiration
         ------             ---------        ---------         ----------





--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement all of which are attached and made a part of this document.

--------------------------------------------------------------------------------




-----------------------------------               ------------------------------
Dallas Semiconductor                              Date



-----------------------------------               ------------------------------
                                                  Date

                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 9th day of July, 1993 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and Richard
L. King, a director of the Company ("Optionee").

        WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides for the automatic grant of an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock") to each of the Company's non-employee directors in office on the date of adoption of the Plan or subsequently elected, as therein provided, in furtherance of the purposes of the Plan;

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. Grant of Option. The Company hereby confirms the automatic grant to Optionee, pursuant to Section 7(b) of the Plan, the terms and provisions of which Plan are incorporated herein by reference, of an option (the "Option") to purchase all or any part of 100,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. Purchase Price. The purchase price of each share of Common Stock subject to this Option shall be $14.75 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. Term of Option. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. Exercise of the Option. Subject to the provisions of Paragraph 14 hereof, this Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25 % of the aggregate number of shares provided in Paragraph 1 hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant hereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. Notice of Election. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event, the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. Tax Benefit Right. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be



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

made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion. Any grant of such a bonus to Optionee shall be on such terms and conditions, if any, as may be permitted under Rule l6b-3 without adversely affecting any requirement of such rule that the Plan be administered by disinterested persons.

        7. Company Loan. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

        (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Man, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion. Any loan hereunder to Optionee shall be on such terms and conditions, if any, as may be permitted by Rule 16b-3 without adversely affecting any requirement of such rule that the Plan be administered by disinterested persons.

        (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. Non-Transferability. During the lifetime of Optionee, this Option shall be exercisable only by Optionee. This Option shall not be assignable or transferable by Optionee, voluntarily or by operation of law, other than by will or by laws of descent and distribution. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. Termination of Directorship. In the event that Optionee shall at any time hereafter cease to be a director of the Company by reason of his removal from office, any part of the Option granted hereunder which has not been exercised by the date of such removal shall immediately terminate on the date of such removal. In the event that Optionee's services as a director of the Company shall terminate by reason of his resignation or retirement and Optionee shall have then served as a director of the Company for more than three (3) years, the vesting of any unexercised portion of this Option shall immediately accelerate, so that any such unexercised portion of this Option may thereafter be exercised by Optionee (or in the event of his subsequent death, by his Successor), at any time prior to the date of its expiration. In the event Optionee has not served as a director of the Company for more than three (3) years at the time of his resignation or retirement, he (or, in the event of his subsequent death, his Successor) shall be entitled to exercise, at any time prior to the date of expiration of this Option, any unexercised portion of this Option exercisable by Optionee at the time of his resignation or retirement.

        10. Death of Optionee. If Optionee dies prior to the termination of his right to exercise this Option in accordance with the provisions hereof without having fully exercised the Option, the vesting of any unexercised portion of this Option shall immediately accelerate, so that any such unexercised portion of this Option may thereafter be exercised by the Optionee's Successor, provided this Option is exercised prior to the date of its expiration.

        11. Adjustments. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionees.

        12. No Other Rights or Obligations. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered hereby until the date of the issuance of one or more stock certificates to him for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right of service or tenure as a director of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        13. Subject to Plan. This option is subject to all of the terms and conditions of the Company's 1993 Officer & Director Stock Option Plan (and as amended if the Plan is amended hereafter). In the event of any conflict between such terms and conditions and those set forth herein, the terms of the Plan shall govern and be determinative.

        14. Stockholder Approval. This Option has been granted subject to the approval of the Plan by stockholders of the Company. Notwithstanding the provisions of Paragraph 4 hereof, this

Option may not be exercised unless and until the Plan has been duly approved by the stockholders of the Company.

        15. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.

Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION



4401 South Beltwood Parkway
Dallas, Texas 75244                     By:       /s/ /C. V. Prothro
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


Carnegie Hall Tower                                /s/ Richard L. King
152 West 57th St. - 18th Floor                 ---------------------------------
New York, New York 10019                    Optionee

                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 21st day of July, 1999 (the "Date of Grant"), by and between DALLAS SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and MARLA K. SUGGS ("Optionee").

        WHEREAS, the Company's 1993 Officer and Director Stock Option Plan (the "Plan") provides that certain officers and directors of the Company may from time to time be granted an option to purchase shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), as therein provided, in furtherance of the purposes of the Plan.

        NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto have agreed and do hereby agree as follows:

        1. GRANT OF OPTION. The Company hereby grants to Optionee an option (the "Option") to purchase all or any part of 7,500 shares of the Common Stock of the Company on the terms and conditions herein set forth.

        2. PURCHASE PRICE. The purchase price of each share of Common Stock subject to this Option shall be $50.5625 per share. Full payment for shares purchased upon exercise of this Option shall be made in cash or by check, or by delivery of previously owned shares of Common Stock, or partly in cash or such check and partly in such stock. The value of shares of Common Stock delivered in connection with the payment of the option price shall be the fair market value of such shares as determined by the Board of Directors of the Company (the "Board") and such determinations shall be binding upon the Optionee. No shares may be issued until full payment of the purchase price therefor has been made.

        3. TERM OF OPTION. The term of the Option shall be for a period of ten
(10) years from the Date of Grant, subject to earlier termination or cancellation as provided herein and in the Plan.

        4. EXERCISE OF THE OPTION. This Option shall be exercisable in installments (subject to the right of accumulation described below) so that this Option shall be exercisable for 25% of the aggregate number of shares provided in Paragraph I hereof at the end of first year of the term hereof and thereafter shall be exercisable for 6.25% of such aggregate number of shares during each calendar quarter during the term hereof (until it shall become fully vested at the end of sixteen (16) calendar quarters from the Date of Grant); provided, however, that this Option, or any unexercised portion hereof, shall become immediately exercisable in full upon the occurrence of a Change of Control. To the extent an installment is not exercised during the time stated, such installment shall accumulate and be exercisable, in whole or in part, in any subsequent period during the term of this Option. No fractional shares may be issued pursuant to the exercise of this Option. Furthermore, the exercise of this Option shall be subject to the condition that if at any time the Company shall determine in its sole discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any share otherwise deliverable upon such exercise upon any national securities exchange or under any state or federal law, or that the report to, or consent or approval of, any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, report, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        5. NOTICE OF ELECTION. Subject to the terms and conditions hereof, Optionee may exercise this Option by delivering written notice to the Secretary of the Company in person or by registered or certified mail, postage prepaid. Such notice shall state the election to partially or totally exercise this Option and the number of shares in respect of which it is being exercised, and shall be signed by Optionee. Such notice shall be accompanied by payment as provided for hereinbefore, in which event the Company shall deliver a certificate or certificates, as may be requested by Optionee, representing such shares as soon as practicable after the notice and payment shall be received. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered as designated in the notice. In the event the Option shall be exercised, pursuant to Paragraph 10 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by proof deemed appropriate by the Company of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and non-assessable.

        6. TAX BENEFIT RIGHT. The Board may in its sole discretion at any time prior to the exercise of this Option grant to Optionee a bonus in an amount in cash not to exceed the then existing maximum statutory Federal income tax rate (including any surtax or similar charge or assessment) for individual taxpayers multiplied by the amount of income, if any, realized by Optionee for Federal income tax purposes as a result of the exercise of this Option. Any such payment, if granted, shall be made by the Company upon the due date for such taxes in the form of a check payable to the Internal Revenue Service for the account of Optionee, or in such other manner as the Board in its sole discretion may determine. Any such payment shall otherwise be made upon such terms and conditions as may from time to time be determined by the Board and such right shall be subject to limitation (as to term, amount, or otherwise) and to cancellation at any time by the Board in its sole discretion.

        7. COMPANY LOAN. (a) Subject to the provisions of subparagraph (b) below, upon request of Optionee made at least three (3) business days prior to the intended exercise date, the Board may (on such exercise date) loan to Optionee an amount equal to the excess of the aggregate option price of the Common Stock which Optionee is then electing to purchase pursuant to the exercise of this Option, or any part hereof, over the aggregate par value of such Common Stock, less any other consideration delivered by Optionee upon such exercise, provided that Optionee shall execute a promissory note for such amount, payable to the order of the Company, in such form as is in accordance with the provisions of the Plan and as is otherwise satisfactory to the Board.

               (b) The Company shall have an obligation to make a loan to Optionee only if the Board shall have determined in its sole discretion prior to the exercise date that such loan should be made, but shall have no such obligation if the Board shall have thereafter canceled or suspended the operation of the loan provisions of the Plan, or if the loan and/or other loans to be made at such time would exceed any limit on the maximum amount of loans that may be made under the Plan established from time to time by the Board in its discretion.

               (c) Such loan shall further be conditioned upon the delivery by Optionee of such collateral as may be required by the Board and the execution by Optionee of such stock powers or other instruments which the Board may deem necessary or advisable in connection with such loan and creation of such security interest.

        8. NON-TRANSFERABILITY. Other than by will or by laws of descent and distribution, this Option shall be assignable or transferable by Optionee only if and under terms and conditions approved by the Board in its sole discretion. Neither this Option nor the shares covered hereby shall be pledged or hypothecated in any way. Neither this Option nor the shares covered hereby shall be subject to the execution, attachment, or similar process except with the prior written consent of the Board.

        9. TERMINATION OF SERVICE AS CORPORATE SECRETARY. In the event that Optionee shall at any time hereafter cease to serve as Corporate Secretary of the Company for any reason, including, but not limited to, her retirement, permanent disability or death, any part of the Option granted hereunder which has not been exercised by the date of such cessation shall, on the date of such cessation, become immediately exercisable and may be exercised by Optionee, or by the Optionee's Successor, provided the Option is exercised prior to the date of its expiration.

        10. ADJUSTMENTS. The number of shares of Common Stock covered by this Option and the option price may be adjusted to reflect, as deemed appropriate by the Board in its discretion, any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like of or by the Company. Decisions by the Board as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on Optionee.

        11. NO OTHER RIGHTS OR OBLIGATIONS. Optionee shall have no rights by reason of this Option as a stockholder with respect to any shares covered thereby until the date of the issuance of one or more stock certificates to her for such shares pursuant to the due exercise of the Option. The granting of this Option shall not confer on Optionee any continued right to employment or tenure as an officer of the Company or any additional rights other than as expressly provided for herein. There is no obligation upon Optionee to exercise this Option or any part thereof.

        12. DEFINED TERMS. Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning given to such terms in the Plan.

        IN WITNESS WHEREOF, Dallas Semiconductor Corporation and Optionee have executed this Stock Option Agreement as of the date first above written.

Address for Notices:                    DALLAS SEMICONDUCTOR CORPORATION



4401 South Beltwood Parkway
Dallas, Texas 75244   By:               By:    /s/ C. V. Prothro
                                              ----------------------------------
                                               C. V. Prothro

                                        Title:
                                              ----------------------------------
                                               Chairman of the Board, President
                                               and Chief Executive Officer



501 Brian Drive                         /s/ Marla K. Suggs
------------------------------          ----------------------------------------
                                            Marla K. Suggs, Optionee
Grand Prairie, TX  75052
------------------------------
Address of Optionee



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